Exhibit 99.1

TRIMAS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On June 30, 2015, TriMas Corporation (“TriMas” or the “Company”) completed the previously announced spin-off of its Cequent businesses, creating a new independent publicly traded company, Horizon Global Corporation (“Horizon”). At the close of business on June 30, 2015, holders of TriMas common stock as of the record date on June 25, 2015, received two shares of Horizon common stock for every five shares of TriMas common stock held.

The following unaudited pro forma consolidated financial information is based on the historical consolidated financial information of TriMas, which is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, adjusted to reflect the spin-off of Horizon. The unaudited pro forma consolidated income statements for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012 have been prepared to illustrate the effects of the spin-off as if it occurred on January 1, 2012. The unaudited pro forma consolidated balance sheet as of March 31, 2015 has been prepared to illustrate the effects of the spin-off of Horizon as if it occurred on March 31, 2015.

The unaudited pro forma consolidated financial information is presented for information purposes only and is not necessarily indicative of what the Company’s consolidated financial position or results of operations actually would have been had the spin-off been completed at the dates presented. In addition, the information presented herein does not claim to project the future financial position or operating results of the Company. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical financial statements, including the notes thereto, as well as the accompanying notes to the unaudited pro forma financial statements.

TriMas Corporation

Pro Forma Consolidated Statement of Income

Three Months Ended March 31, 2015

	(Unaudited, dollars in thousands, except per share amounts)
	As reported (a)	Distribution of Horizon (b)	Other		Pro Forma
Net sales	$366,490	$(142,360)	$—		$224,130
Cost of sales	(268,270)	107,060	—		(161,210)

Gross profit	98,220	(35,300)	—		62,920
Selling, general and administrative expenses	(70,720)	30,820	—		(39,900)

Operating profit	27,500	(4,480)	—		23,020

Other expense, net:
Interest expense	(4,670)	120	900	(c)	(3,650)
Other expense, net	(2,570)	1,250	—		(1,320)

Other expense, net	(7,240)	1,370	900		(4,970)

Income from continuing operations before income tax expense	20,260	(3,110)	900		18,050
Income tax expense	(6,280)	620	(340	)(d)	(6,000)

Net income from continuing operations	$13,980	$(2,490)	$560		$12,050

Basic earnings per share:
Continuing operations	$0.31				$0.27

Weighted average common shares—basic	44,997,961				44,997,961

Diluted earnings per share:
Continuing operations	$0.31				$0.27

Weighted average common shares—diluted	45,400,843				45,400,843

See accompanying notes to unaudited pro forma combined financial statements.

TriMas Corporation

Pro Forma Consolidated Statement of Income

Twelve Months Ended December 31, 2014

	(Unaudited, dollars in thousands, except per share amounts)
	As Reported (a)	Distribution of Horizon (b)	Other		Pro Forma
Net sales	$1,499,080	$(611,780)	$—		$887,300
Cost of sales	(1,114,140)	463,850	—		(650,290)

Gross profit	384,940	(147,930)	—		237,010
Selling, general and administrative expenses	(255,880)	108,590	—		(147,290)
Net loss on dispositions of property and equipment	(4,510)	740			(3,770)

Operating profit	124,550	(38,600)	—		85,950

Other expense, net:
Interest expense	(15,020)	1,400	3,800	(c)	(9,820)
Debt financing and extinguishment expenses	(3,360)	—			(3,360)
Other expense, net	(6,570)	2,470	—		(4,100)

Other expense, net	(24,950)	3,870	3,800		(17,280)

Income from continuing operations before income tax expense	99,600	(34,730)	3,800		68,670
Income tax expense	(32,870)	11,810	(1,430	)(d)	(22,490)

Income from continuing operations including noncontrolling interest	66,730	(22,920)	2,370		46,180
Less: Net income attributable to noncontrolling interests	810	—	—		810

Net income from continuing operations attributable to TriMas	$65,920	$(22,920)	$2,370		$45,370

Basic earnings per share:
Continuing operations attributable to TriMas	$1.47				$1.01

Weighted average common shares—basic	44,881,925				44,881,925

Diluted earnings per share:
Continuing operations attributable to TriMas	$1.46				$1.00

Weighted average common shares—diluted	45,269,409				45,269,409

See accompanying notes to unaudited pro forma combined financial statements.

TriMas Corporation

Pro Forma Consolidated Statement of Income

Twelve Months Ended December 31, 2013

	(Unaudited, dollars in thousands, except per share amounts)
	As Reported (a)	Distribution of Horizon (b)	Other		Pro Forma
Net sales	$1,388,600	$(588,890)	$—		$799,710
Cost of sales	(1,037,540)	463,880	—		(573,660)

Gross profit	351,060	(125,010)	—		226,050
Selling, general and administrative expenses	(243,230)	104,690	—		(138,540)
Net gain on dispositions of property and equipment	11,770	(2,070)			9,700

Operating profit	119,600	(22,390)	—		97,210

Other expense, net:
Interest expense	(18,330)	1,210	5,400	(c)	(11,720)
Debt financing and extinguishment expenses	(2,460)	—			(2,460)
Other expense, net	(1,720)	(1,610)	—		(3,330)

Other expense, net	(22,510)	(400)	5,400		(17,510)

Income from continuing operations before income tax expense	97,090	(22,790)	5,400		79,700
Income tax expense	(18,140)	1,950	(2,030	)(d)	(18,220)

Income from continuing operations including noncontrolling interest	78,950	(20,840)	3,370		61,480
Less: Net income attributable to noncontrolling interests	4,520	—	—		4,520

Net income from continuing operations attributable to TriMas	$74,430	$(20,840)	$3,370		$56,960

Basic earnings per share:
Continuing operations attributable to TriMas	$1.82				$1.39

Weighted average common shares—basic	40,926,257				40,926,257

Diluted earnings per share:
Continuing operations attributable to TriMas	$1.80				$1.38

Weighted average common shares—diluted	41,395,706				41,395,706

See accompanying notes to unaudited pro forma combined financial statements.

TriMas Corporation

Pro Forma Consolidated Statement of Income

Twelve Months Ended December 31, 2012

	(Unaudited, dollars in thousands, except per share amounts)
	As Reported (a)	Distribution of Horizon (b)	Other		Pro Forma
Net sales	$1,267,510	$(528,960)	$—		$738,550
Cost of sales	(925,090)	398,290	—		(526,800)

Gross profit	342,420	(130,670)	—		211,750
Selling, general and administrative expenses	(214,630)	91,070	—		(123,560)
Net gain on dispositions of property and equipment	280	(70)			210

Operating profit	128,070	(39,670)	—		88,400

Other expense, net:
Interest expense	(35,800)	1,060	7,000	(c)	(27,740)
Debt financing and extinguishment expenses	(46,810)	—			(46,810)
Other expense, net	(2,970)	1,210	—		(1,760)

Other expense, net	(85,580)	2,270	7,000		(76,310)

Income from continuing operations before income tax expense	42,490	(37,400)	7,000		12,090
Income tax expense	(6,060)	10,840	(2,630	)(d)	2,150

Income from continuing operations including noncontrolling interest	36,430	(26,560)	4,370		14,240
Less: Net income attributable to noncontrolling interests	2,410	—	—		2,410

Net income from continuing operations attributable to TriMas	$34,020	$(26,560)	$4,370		$11,830

Basic earnings per share:
Continuing operations attributable to TriMas	$0.90				$0.32

Weighted average common shares—basic	37,520,935				37,520,935

Diluted earnings per share:
Continuing operations attributable to TriMas	$0.89				$0.31

Weighted average common shares—diluted	37,949,021				37,949,021

See accompanying notes to unaudited pro forma combined financial statements.

TriMas Corporation

Pro Forma Consolidated Balance Sheet

As of March 31, 2015

	(Unaudited, dollars in thousands)
	As Reported (a)	Distribution of Horizon (b)	Other		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$23,730	$(5,150)	$14,500	(e)	$33,080
Receivables, net	220,380	(82,620)	—		137,760
Inventories	301,440	(129,510)	—		171,930
Deferred income taxes	28,720	(4,810)	—		23,910
Prepaid expenses and other current assets	17,630	(7,020)	10,000	(f)	20,610

Total current assets	591,900	(229,110)	24,500		387,290
Property and equipment, net	228,170	(52,460)	—		175,710
Goodwill	461,700	(5,470)	—		456,230
Other intangibles, net	354,840	(62,880)	—		291,960
Other assets	37,130	(10,130)	—		27,000

Total assets	$1,673,740	$(360,050)	$24,500		$1,338,190

Liabilities and Shareholders’ Equity
Current liabilities:
Current maturities, long-term debt	$23,590	$(200)	$—		$23,390
Accounts payable	174,710	(78,970)	—		95,740
Accrued liabilities	90,730	(35,940)	—		54,790

Total current liabilities	289,030	(115,110)	—		173,920
Long-term debt	647,910	(240)	(200,000	)(e)	447,670
Deferred income taxes	54,250	(7,980)	—		46,270
Other long-term liabilities	84,030	(22,330)	—		61,700

Total liabilities	1,075,220	(145,660)	(200,000)		729,560

Preferred stock	—	—	—		—
Common stock	450	—	—		450
Paid-in capital	807,400	(212,140)	224,500	(e)(f)	819,760
Accumulated deficit	(212,870)	—	—		(212,870)
Accumulated other comprehensive income	3,540	(2,250)	—		1,290

Total shareholders’ equity	598,520	(214,390)	224,500		608,630

Total liabilities and shareholders’ equity	$1,673,740	$(360,050)	$24,500		$1,338,190

See accompanying notes to unaudited pro forma combined financial statements.

TRIMAS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a)	The as reported column in the unaudited pro forma consolidated financial information reflects TriMas’ historical financial statements from continuing operations for the periods presented and do not reflect any adjustments related to the spin-off.

(b)	The information in the distribution of Horizon column in the unaudited pro forma consolidated financial information was derived from the Company’s accounting records.

(c)	Reflects the reduction of interest expense associated with the refinancing of the Company’s debt subsequent to the receipt of the $214.5 million cash distribution from Horizon. Interest savings were calculated based upon a $200.0 million reduction in debt for each of the periods presented at the Company’s weighted average interest rate for that period.

(d)	Reflects the tax effect of the pro forma adjustments at the applicable combined statutory U.S. federal and state income tax rates of 37.5% for the years ended December 31, 2014, 2013 and 2012 and for the three months ended March 31, 2015.

(e)	Reflects the receipt of a $214.5 million cash distribution from Horizon, of which $200.00 million was initially used to reduce the Company’s outstanding debt balance.

(f)	In connection with the tax sharing agreement between Horizon and TriMas (see exhibit 10.1 contained within this 8-K filing), Horizon agrees to pay TriMas an amount not to exceed $10.0 million related to its income tax liabilities for the year ended December 31, 2014 and the six months ended June 30, 2015 that TriMas previously remitted. As TriMas has already remitted tax payments in excess of $10.0 million on behalf of Horizon, TriMas has recorded a $10.0 million receivable from Horizon as a pro forma adjustment.